Exhibit 10.3

Exhibit 10.3

AWARD/CONTRACT

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)

RATING

PAGE OF 1 PAGES 14

2. CONTRACT (Proc. Inst. Ident.) NO. W81XWH-11-1-0361

3. EFFECTIVE DATE 01 Jun 2011

4. REQUISITION/PURCHASE REQUEST/PROJECT NO. W23RYX1034N601

5. ISSUED BY

USA MED RESEARCH ACQ ACTIVITY

820 CHANDLER ST

FORT DETRICK MD 21702-5014

CODE W81XWH

6. ADMINISTERED BY (lf other than Item 5)

US ARMY MEDICAL RESEARCH ACQUISITION ACT

ATTN: CHASEN DEENER

301-619-8585

CHASEN.DEENER@AMEDD.ARMY.MIL

FORT DETRICK MD 21702

CODE W81XWH

7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, state and zip code)

ACELRX PHARMACEUTICALS INC.

575 CHESAPEAKE DR

REDWOOD CITY CA 94063-4724

8. DELIVERY

[ ] FOB ORIGIN [X] OTHER (See below)

9. DISCOUNT FOR PROMPT PAYMENT

Net 30 days

10. SUBMIT INVOICES

(4 copies unless otherwise specified)

TO THE ADDRESS SHOWN IN:

ITEM

CODE 5ZVQ4 FACILITY CODE

11. SHIP TO/MARK FOR

USA MED RESEARCH MAT CMD

1077 PATCHEL STREET BLDG 1077

FORT DETRICK MD 21702

CODE W91ZSQ

12. PAYMENT WILL BE MADE BY

DEFENSE FINANCE AND ACCOUNTING SERVICE

DFAS ROME

325 BROOKS ROAD

CUSTOMER SVC:1-800-553-0527

ROME NY 13441-4527

CODE HQ0302

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION: [ ] 10 U.S.C. 2304(c)( ) [ ] 41 U.S.C. 253(c)( )

14. ACCOUNTING AND APPROPRIATION DATA See Schedule

15A. ITEM NO. 15B. SUPPLIES/ SERVICES SEE SCHEDULE 15C. QUANTITY 15D. UNIT 15E. UNIT PRICE 15F. AMOUNT

15G. TOTAL AMOUNT OF CONTRACT $5,598,600.00 EST

16. TABLE OF CONTENTS

(X) SEC. DESCRIPTION PAGE(S) (X) SEC. DESCRIPTION PAGE(S)

PART I - THE SCHEDULE

X A SOLICITATION/CONTRACT FORM 1

B SUPPLIES OR SERVICES AND PRICES/ COSTS

C DESCRIPTION/ SPECS./ WORK STATEMENT

D PACKAGING AND MARKING

E INSPECTION AND ACCEPTANCE

F DELIVERIES OR PERFORMANCE

G CONTRACT ADMINISTRATION DATA

H SPECIAL CONTRACT REQUIREMENTS

PART II - CONTRACT CLAUSES

I CONTRACT CLAUSES

PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

J LIST OF ATTACHMENTS

PART IV - REPRESENTATIONS AND INSTRUCTIONS

K REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS

L INST RS., CONDS., AND NOTICES TO OFFERORS

M EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. [ ] CONTRACTOR’S NEGOTIATED AGREEMENT Contractor is required to sign this document and return copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. [ ] AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print)

James Welch, CFO

20A. NAME OF CONTRACTING OFFICER

BLOSSOM WIDDER / CONTRACTING OFFICER

TEL: 301-619-7143 EMAIL: blossom.widder@us.army.mil

19B. NAME OF CONTRACTOR

BY /s/ James Welch

(Signature of person authorized to sign)

19C. DATE SIGNED

5/27/11

20B. UNITED STATES OF AMERICA

BY /s/ Blossom Widder

(Signature of Contracting Officer)

20C. DATE SIGNED 26-May-2011

AUTHORIZED FOR LOCAL REPRODUCTION

Previous edition is usable

STANDARD FORM 26 (REV. 4/2008)

Prescribed by GSA

FAR (48 CFR) 53.214(a)

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Section 00010 - Solicitation Contract Form

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001			Dollars, U.S.		$5,598,600.00
	Sufentanil NanoTab Study
	COST
	A Non-Invasive, Rapid-Acting, Sublingual Sufentanil NanoTab for Treatment of Acute Pain Due to Battlefield Injuries. Conduct study IAW proposal dated 05 November 2010. Period of Performance 01 June 2011 to 30 September 2012 (Research ends 31 August 2012; Final Report due 30 September 2012).

	Grant. New start ERMS 11301005.
	GOR will be Dr. Tony Gover.
	FOB: Destination
	MILSTRIP: W23RYX1034N601
	PURCHASE REQUEST NUMBER: W23RYX1034N601

				ESTIMATED COST	$5,598,600.00	(EST.)
	ACRN AA				$5,598,600.00
	CIN: W23RYX1034N6010001

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	N/A	N/A	N/A	Government

DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

0001	POP 01-JUN-2011 TO 30-SEP-2012	N/A	USA MED RESEARCH MAT CMD 1077 PATCHEL STREET BLDG 1077 FORT DETRICK MD 21702 FOB: Destination	W91ZSQ

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Section 00700 - Contract Clauses

CLAUSES INCORPORATED BY FULL TEXT

A. This award is made under the authority of 31 U.S.C. 6304 and 10 U.S.C. 2358. The recipient’s statement of work and the budget of the proposal dated 05 November 2010 are incorporated herein by reference. The Catalog of Federal Domestic Assistance Number relative to this award is CFDA 12.420.

B. ACCEPTANCE OF AWARD: The recipient is not required to countersign this assistance award. In case of disagreement, the recipient shall notify the Grants Officer and not assess the award any costs until such disagreement(s) is resolved.

C. USAMRAA GENERAL TERMS AND CONDITIONS: This assistance agreement is subject to the USAMRAA General Terms and Conditions and to any special considerations as contained in the below mentioned Section titled “Special Terms and Conditions”. These USAMRAA General Terms and Conditions are incorporated by reference with the same force and effect as if they were given in full text. The full text of the USAMRAA General Terms and Conditions may be accessed electronically at http://www.usamraa.army.mil.

D. SPECIAL TERMS AND CONDITIONS

1. CLINICAL TRIAL QUARTERLY TECHNICAL PROGRESS REPORTS (DEC 2008) (USAMRAA)

a. For all awards proposing phase 0-II clinical trials, the PI is required to submit quarterly reports to the Grants Officer’s Representative (GOR) that outline the following progress: accruals, amendments submitted for IRB review, adverse events, and serious adverse events. The PI should also discuss any problems or barriers they have encountered if applicable as well as any preliminary results. Discussion may focus on the current status of this study, their current enrollment and their planned enrollment. Discussion may highlight enrollment problems or retention problems, if any. The report may outline the issues the PI has encountered and what has been done to mitigate those issues. PI should address all the possible questions in the report, such as; when did the PI start accruing patients; what has been the rate of patient accrual; what problems have they encountered with patient accrual; what actions have they taken to increase accrual; what is the projected future accrual; what is the rationale for the accrual rate etc.

The PI shall submit a Quarterly Technical Progress Report covering work accomplished during each of the first three quarters of award performance. A Quarterly Technical Progress Report for the fourth quarter will not be required, as the annual technical report will incorporate all four quarters of progress. The Quarterly Technical Progress Report shall be brief, factual, and informal, and shall be prepared in accordance with the following:

(1) Cover containing:

(a) Grant/Cooperative Agreement number and title

(b) Type of report, sequence number of report, and period of performance being reported

(c) Recipient’s name, address, and telephone number

(d) Principal Investigator name, address and telephone number

(e) Date of publication

(f) Grants Officer’s Representative name

(2) Section I - A brief introduction covering the purpose and scope of the research effort.

(3) Section II - A brief description of overall progress to date plus a separate description for each task or other logical segment of work on which effort was expended during the report period. Description shall include pertinent data and graphs in sufficient detail to explain any significant results achieved. If this award includes the recruitment of human subjects for clinical research or a clinical trial, report progress on subject recruitment (i.e., number of subjects enrolled versus total number proposed).

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(4) Section III - Problem Areas

(a) A description of current problems that may impede performance along with proposed corrective action.

(b) A description of anticipated problems that have a potential to impede progress and what corrective action is planned should the problem materialize.

(5) Section IV - A description of work to be performed during the next reporting period.

(6) Section V - Administrative Comments (Optional) - Description of proposed site visits and participation in technical meetings, journal manuscripts in preparation, coordination with other organizations conducting related work, etc.

b. Quarterly Technical Progress Reports shall submitted to the following e-mail addresses within 10 days of the end of the report quarter. Please incorporate in the Subject Line of the e-mail the USAMRAA Grant/Cooperative award number associated with this award. The Quarterly Technical Progress Report shall be emailed to the following addresses:

Email: tony.d.gover@us.army.mil

Email: chasen.deener@amedd.army.mil

2. TECHNICAL REPORTING REQUIREMENTS (DEC 2008) (USAMRAA)

QUARTERLY REPORTS

a. Quarterly reports are the most immediate and direct contact between the Principal Investigator (PI) and the Grants Officer’s Representative (GOR). The reports provide the means for keeping this Command advised of developments and problems as the research effort proceeds. The quarterly reports also provide a measure against which decisions on release of funding and on requests for supplements are made.

b. In accordance with Section C, a Quarterly Report shall be submitted for each three-month period beginning with the effective date of the assistance agreement. This requirement includes all three-month periods of the assistance agreement.

c. Copies of each report shall be submitted in the quantities indicated to the addresses shown below within fifteen (15) days after the end of each quarter. Internal Government distribution will be made by those offices (electronic submission preferred).

(1) One (1) copy of the report to:

tony.d.gover@us.army.mil

(2) One (1) copy of the report to:

chasen.deener@amedd.army.mil

d. The Quarterly Report sample (See following Quarterly Report Format) shall serve as the format. Each item of the report format shall be completed.

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QUARTERLY REPORT FORMAT

1. Award No.	2. Report Date

3. Reporting period from	to

4. PI	5. Telephone No.

6. Institution

7. Project Title

8. Current staff, with percent effort of each on project.

%	%

%	%

9. Award expenditures to date (as applicable):

This Qtr/Cumulative	This Qtr/Cumulative

Personnel	/	Travel	/

Fringe Benefits	/	Equipment	/

Supplies	/	Other	/

This Qtr/Cumulative

Subtotal	/

Indirect Costs	/

Fee	/

Total	/

10. Comments on administrative and logistical matters.

11. Use additional page(s), as necessary, to describe scientific progress for the quarter in terms of the tasks or objectives listed in the statement of work for this assistance agreement.

12. Use additional page(s) to present a brief statement of plans or milestones for the next quarter.

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3. TECHNICAL REPORTING REQUIREMENTS (DEC 2008) (USAMRAA)

Format Requirements for Annual/Final Reports

a. Annual reports must provide a complete summary of the research accomplishments to date with respect to the approved Statement of Work. Journal articles can be substituted for detailed descriptions of specific aspects of the research, but the original articles must be attached to the report as an appendix and appropriately referenced in the text. The importance of the report to decisions relating to continued support of the research cannot be overemphasized. An annual report shall be submitted within 30 calendar days of the anniversary date of the award for the preceding 12 month period. If the award period of performance is extended by the Grants Officer, then an annual report must still be submitted within 30 days of the anniversary date of the award. A final report will be due upon completion of the extended performance date that describes the entire research effort.

b. A final report summarizing the entire research effort, citing data in the annual reports and appended publications shall be submitted at the end of the award performance period. The final report will provide a complete reporting of the research findings. Journal publications can be substituted for detailed descriptions of specific aspects of the research, but an original copy of each publication must be attached as an appendix and appropriately referenced in the text. All final reports must include a bibliography of all publications and meeting abstracts and a list of personnel (not salaries) receiving pay from the research effort.

Although there is no page limitation for the reports, each report shall be of sufficient length to provide a thorough description of the accomplishments with respect to the approved Statement of Work. Submission of the report in electronic format (PDF or Word file only), shall be submitted to https://ers.amedd.army.mil.

All reports shall have the following elements in this order

FRONT COVER: Sample front cover provided at https://mrmc.amedd.army.mil/rrpindex.asp. The Accession Document (AD) Number should remain blank.

STANDARD FORM 298: Sample SF 298 provided at https://mrmc.amedd.army.mil/rrpindex.asp. The abstract in Block 13 must state the purpose, scope, major findings and be an up-to-date report of the progress in terms of results and significance. Subject terms are keywords that may have previously assigned to the proposal abstract or are keywords that may be significant to the research. The number of pages shall include all pages that have printed data (including the front cover, SF 298, table of contents, and all appendices). Please count pages carefully to ensure legibility and that there are no missing pages as this delays processing of reports. Page numbers should be typed: please do not hand number pages.

TABLE OF CONTENTS: Sample table of contents provided at https://mrmc.amedd.army.mil/rrpindex.asp.

INTRODUCTION: Narrative that briefly (one paragraph) describes the subject, purpose and scope of the research.

BODY: This section of the report shall describe the research accomplishments associated with each task outlined in the approved Statement of Work. Data presentation shall be comprehensive in providing a complete record of the research findings for the period of the report. Provide data explaining the relationship of the most recent findings with that of previously reported findings. Appended publications and/or presentations may be substituted for detailed descriptions of methodology but must be referenced in the body of the report. If applicable, for each task outlined in the Statement of Work, reference appended publications and/or presentations for details of result findings and tables and/or figures. The report shall include negative as well as positive findings. Include problems in accomplishing any of the tasks. Statistical tests of significance shall be applied to all data whenever possible. Figures and graphs referenced in the text may be embedded in the text or appended. Figures and graphs can also be referenced in the text and appended to a publication. Recommended changes or future work to better address the research topic may also be included, although changes to the original Statement of Work must be approved by the Army Grants Officer’s Representative. This approval must be obtained prior to initiating any change to the original Statement of Work.

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KEY RESEARCH ACCOMPLISHMENTS: Bulleted list of key research accomplishments emanating from this research.

REPORTABLE OUTCOMES: Provide a list of reportable outcomes that have resulted from this research to include:

manuscripts, abstracts, presentations; patents and licenses applied for and/or issued; degrees obtained that are supported by this award; development of cell lines, tissue or serum repositories; infomatics such as databases and animal models, etc.; funding applied for based on work supported by this award; employment or research opportunities applied for and/or received based on experience/training supported by this award.

CONCLUSION: Summarize the results to include the importance and/or implications of the completed research and when necessary, recommend changes on future work to better address the problem. A “so what section” which evaluates the knowledge as a scientific or medical product shall also be included in the conclusion of the report.

REFERENCES: List all references pertinent to the report using a standard journal format (i.e. format used in Science, Military Medicine, etc.).

APPENDICES: Attach all appendices that contain information that supplements, clarifies or supports the text. Examples include original copies of journal articles, reprints of manuscripts and abstracts, a curriculum vitae, patent applications, study questionnaires, and surveys, etc.

Pages shall be consecutively numbered throughout the report. DO NOT RENUMBER PAGES IN THE APPENDICES.

Mark all pages of the report which contain proprietary or unpublished data that should be protected by the U.S. Government. REPORTS NOT PROPERLY MARKED FOR LIMITATION WILL BE DISTRIBUTED AS APPROVED FOR PUBLIC RELEASE. It is the responsibility of the Principal Investigator to advise the U.S. Army Medical Research and Materiel Command when restricted limitation assigned to a document can be downgraded to Approved for Public Release. DO NOT USE THE WORD “CONFIDENTIAL” WHEN MARKING DOCUMENTS.

4. COST REIMBURSEMENT PAYMENTS AND FULL FUNDING (NOV 2000) (USAMRAA)

a. Payments. Payments under this award shall be made to the recipient on a cost reimbursement basis. The recipient shall submit one original Standard Form 270, Request for Advance or Reimbursement (form available on web site http://www.usamraa.army.mil), monthly, but not less frequently than quarterly, to:

USAMRAA.goldteam@AMEDD.ARMY.MIL

No payment will be made if the recipient fails to submit the required form. Failure to invoice at least quarterly may result in delay of payment and may be cause for termination of the grant.

Questions relative to payment issues involving Defense Finance and Accounting Service shall be directed to:

USAMRAA.goldteam@AMEDD.ARMY.MIL

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b. Financial Reporting Requirements:

Federal Financial Report (SF 425): Annual and Final Reports (For reporting individual assistance agreements)

Reporting period end dates fall on the end of the calendar year for annual reports (12/31) and the end date of the assistance agreement performance period of performance for the final report. Reports are due 30 days after the reporting period end date for annual reports and 90 days after the end date of the assistance agreement for the final report.

The SF425 and instructions for completion can be obtained from https://usamraa.army.mil. All SF425’s shall be submitted electronically to USAMRAASF425@amedd.army.mil. The award number assigned by USAMRAA, which looks similar to W81X WH-XX-X-XXXX shall be included in the subject line of the electronic submission.

NOTE: The SF425 is a single form that consolidates and replaces the Federal Cash Transaction Report (SF272.SF272A) and the Financial Status Report (SF269/SF269A)

c. Electronic Funds Transfer. All payments to the recipient will be made by electronic funds transfer (EFT). The recipient shall contact the Defense Finance and Accounting System (DFAS) named on the face page of this award to make arrangements for EFT. Failure to do so may result in nonpayment.

5. PROHIBITION OF USE OF LABORATORY ANIMALS (JAN 2007) (USAMRAA)

** PROHIBITION – READ FURTHER FOR DETAILS **

Notwithstanding any other provisions contained in this award or incorporated by reference herein, the contractor is expressly forbidden to use or subcontract for the use of laboratory animals in any manner whatsoever without the express written approval of the US Army Medical Research and Materiel Command, Animal Care and Use Office (ACURO). The contractor will receive written approval to begin research under the applicable protocol proposed for this award from the US Army Medical Research and Materiel Command, ACURO, under separate letter. A copy of this approval will be provided to the US Army Medical Research and Acquisition Activity for the official file. Non-compliance with any provision of this clause may result in the termination of the award.

6. PROHIBITION OF HUMAN RESEARCH (JAN 2007) (USAMRAA)

** PROHIBITION – READ FURTHER FOR DETAILS **

Research under this award involving the use of human subjects, to include the use of human anatomical substances and/or human data, may not begin until the U.S. Army Medical Research and Materiel Command’s Office of Research Protections, Human Research Protections Office (HRPO) approves the protocol. Written approval to begin research or subcontract for the use of human subjects under the applicable protocol proposed for this award will be issued from the US Army Medical Research and Materiel Command, HRPO, under separate letter to the contractor. A copy of this approval will be provided to the US Army Medical Research Acquisition Activity for the official file. Non-compliance with any provision of this clause may result in withholding of funds and or the termination of the award.

7. PROHIBITION OF USE OF HUMAN CADAVERS (JAN 2007) (USAMRAA)

** PROHIBITION – READ FURTHER FOR DETAILS**

Research under this award using human cadavers may not begin until the U.S. Army Medical Research and Materiel Command’s Office of Research Protections, Human Research Protections Office (HRPO) approves the protocol. Written approval to begin research or subcontract for the use of human cadavers under the applicable protocol proposed for this award will be issued from the US Army Medical Research and Materiel Command, HRPO, under separate letter to the contractor. A copy of this approval will be provided to the US Army Medical Research Acquisition Activity for the official file. Non-compliance with any provision of this clause may result in withholding of funds and or the termination of the award.

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8. MAXIMUM OBLIGATION (SEP 2006) (USAMRAA)

The maximum obligation for support of the project will not exceed the amount specified in the award, as amended. USAMRAA does not amend assistance agreements to provide additional funds for such purposes as reimbursement for unrecovered indirect costs resulting from the establishment of final negotiated rates or for increases in salaries, fringe benefits and other costs.

9. OPTION TO EXTEND THE TERM OF THE ASSISTANCE AGREEMENT (MAR 2008) (USAMRAA)

a. The Government may extend the term of this assistance agreement by issuance of a modification that provides additional funding for continued performance of the research effort. The modification will be issued prior to the expiration date of the assistance agreement. Inclusion of this term does not commit the Government to an extension.

b. Exercise of this option is contingent upon receipt of appropriated funds and acceptable performance by the recipient.

c. If the Government exercises this option, the extended assistance agreement shall be considered to include this option term.

10. SUPPORTING INFORMATION (APR 2008) (USAMRAA)

Information such as subawards, consultant agreements, vendor quotes, and personnel work agreements may be required in order to support proposed costs or to determine the employment status of personnel under the assistance agreement. The Government’s receipt of this information does not constitute approval or acceptance of any term or condition included therein. The terms and conditions of the assistance agreement take precedence over any term or condition included in supporting information.

11. PROGRAMMATIC/SCIENCE REVIEW (AUG 2010) (USAMRAA)

The PI shall budget for, prepare for, and participate in a programmatic/science review, lasting not more than two days and including up to two overnight stays, for each year of the project’s term, at the Grant Officer’s Representative / Contracting Officer’s Representative’s (GOR/COR) request. The invitation and format for the programmatic/science review will be provided by the GOR/COR at least ninety (90) days prior to the meeting. The meetings will generally be held in the Fort Detrick, MD area but could occur elsewhere in the U.S.

12. INDIRECT COST LIMIT (AUG 2010) (USAMRAA)

This award is funded from the FY 10 DoD Appropriation Act. In accordance with SEC 8101 of that Act, notwithstanding any other provision of law, none of the funds made available in that Act may be used to pay negotiated indirect cost rates on a contract, grant, or cooperative agreement (or similar arrangement) entered into by the Department of Defense and an entity in excess of 35 percent of the total costs of the contract, grant, or agreement (or similar agreement). Therefore, at no time during the period of this award shall the indirect cost exceed 35% of the total cost of the award.

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13. REQUIREMENTS FOR FEDERAL FUNDING ACCOUNTABILITY AND TRANSPARENCY ACT IMPLEMENTATION (2 CFR Part 170)

Appendix A to Part 170—Award Term

I. Reporting Subawards and Executive Compensation

A. Reporting of first-tier subawards.

1. Applicability. Unless you are exempt as provided in paragraph D. of this award term, you must report each action that obligates $25,000 or more in Federal funds that does not include Recovery funds (as defined in section 1512(a)(2) of the American Recovery and Reinvestment Act of 2009, Pub. L. 111-5) for a subaward to an entity (see definitions in paragraph e. of this award term).

2. Where and when to report.

i. You must report each obligating action described in paragraph a.1. of this award term to http://www.fsrs.gov.

ii. For subaward information, report no later than the end of the month following the month in which the obligation was made. (For example, if the obligation was made on November 7, 2010, the obligation must be reported by no later than December 31, 2010.)

3. What to report. You must report the information about each obligating action that the submission instructions posted at http://www.fsrs.gov specify, must report the information about each obligating action that the submission instructions posted at http://www.fsrs.gov specify.

B. Reporting Total Compensation of Recipient Executives.

1. Applicability and what to report. You must report total compensation for each of your five most highly compensated executives for the preceding completed fiscal year, if—

i. the total Federal funding authorized to date under this award is $25,000 or more;

ii. in the preceding fiscal year, you received—

(A) 80 percent or more of your annual gross revenues from Federal procurement contracts (and subcontracts) and Federal financial assistance subject to the Transparency Act, as defined at 2 CFR 170.320 (and subawards); and

(B) $25,000,000 or more in annual gross revenues from Federal procurement contracts (and subcontracts) and Federal financial assistance subject to the Transparency Act, as defined at 2 CFR 170.320 (and subawards); and

iii. The public does not have access to information about the compensation of the executives through periodic reports filed under section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a), 78o(d)) or section 6104 of the Internal Revenue Code of 1986. (To determine if the public has access to the compensation information, see the U.S. Security and Exchange Commission total compensation filings at http://www.sec.gov/answers/execomp.htm.)

2. Where and when to report. You must report executive total compensation described in paragraph b.1. of this award term:

i. As part of your registration profile at http://www.ccr.gov.

ii. By the end of the month following the month in which this award is made, and annually thereafter.

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C. Reporting of Total Compensation of Subrecipient Executives.

1. Applicability and what to report. Unless you are exempt as provided in paragraph d. of this award term, for each first-tier subrecipient under this award, you shall report the names and total compensation of each of the subrecipient’s five most highly compensated executives for the subrecipient’s preceding completed fiscal year, if—

i. in the subrecipient’s preceding fiscal year, the subrecipient received—

(A) 80 percent or more of its annual gross revenues from Federal procurement contracts (and subcontracts) and Federal financial assistance subject to the Transparency Act, as defined at 2 CFR 170.320 (and subawards); and

(B) $25,000,000 or more in annual gross revenues from Federal procurement contracts (and subcontracts), and Federal financial assistance subject to the Transparency Act (and subawards); and

ii. The public does not have access to information about the compensation of the executives through periodic reports filed under section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a), 78o(d)) or section 6104 of the Internal Revenue Code of 1986. (To determine if the public has access to the compensation information, see the U.S. Security and Exchange Commission total compensation filings at http://www.sec.gov/answers/execomp.htm.)

2. Where and when to report. You must report subrecipient executive total compensation described in paragraph c.1. of this award term:

i. To the recipient.

ii. By the end of the month following the month during which you make the subaward. For example, if a subaward is obligated on any date during the month of October of a given year (i.e., between October 1 and 31), you must report any required compensation information of the subrecipient by November 30 of that year.

D. Exemptions. If, in the previous tax year, you had gross income, from all sources, under $300,000, you are exempt from the requirements to report:

i. Subawards, and

ii. The total compensation of the five most highly compensated executives of any subrecipient.

E. Definitions. For purposes of this award term:

1. Entity means all of the following, as defined in 2 CFR part 25:

i. A Governmental organization, which is a State, local government, or Indian tribe;

ii. A foreign public entity;

iii. A domestic or foreign nonprofit organization;

iv. A domestic or foreign for-profit organization;

v. A Federal agency, but only as a subrecipient under an award or subaward to a non-Federal entity.

2. Executive means officers, managing partners, or any other employees in management positions.

3. Subaward:

i. This term means a legal instrument to provide support for the performance of any portion of the substantive project or program for which you received this award and that you as the recipient award to an eligible subrecipient.

ii. The term does not include your procurement of property and services needed to carry out the project or program (for further explanation, see Sec. —— .210 of the attachment to OMB Circular A-133, “Audits of States, Local Governments, and Non-Profit Organizations”).

iii. A subaward may be provided through any legal agreement, including an agreement that you or a subrecipient considers a contract.

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4. Subrecipient means an entity that:

i. Receives a subaward from you (the recipient) under this award; and

ii. Is accountable to you for the use of the Federal funds provided by the subaward.

5. Total compensation means the cash and noncash dollar value earned by the executive during the recipient’s or subrecipient’s preceding fiscal year and includes the following (for more information see 17 CFR 229.402(c)(2)):

i. Salary and bonus.

ii. Awards of stock, stock options, and stock appreciation rights. Use the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with the Statement of Financial Accounting Standards No. 123 (Revised 2004) (FAS 123R), Shared Based Payments.

iii. Earnings for services under non-equity incentive plans. This does not include group life, health, hospitalization or medical reimbursement plans that do not discriminate in favor of executives, and are available generally to all salaried employees.

iv. Change in pension value. This is the change in present value of defined benefit and actuarial pension plans.

v. Above-market earnings on deferred compensation which is not tax- qualified.

vi. Other compensation, if the aggregate value of all such other compensation (e.g. severance, termination payments, value of life insurance paid on behalf of the employee, perquisites or property) for the executive exceeds $10,000.

End of clause

14. FINANCIAL ASSISTANCE USE OF UNIVERSAL IDENTIFIER AND CENTRAL CONTRACTOR REGISTRATION (2 CFR Part 25)

Appendix A to Part 25—Award Term

I. Central Contractor Registration and Universal Identifier Requirements

A. Requirement for Central Contractor Registration (CCR). Unless you are exempted from this requirement under 2 CFR 25.110, you as the recipient must maintain the currency of your information in the CCR until you submit the final financial report required under this award or receive the final payment, whichever is later. This requires that you review and update the information at least annually after the initial registration, and more frequently if required by changes in your information or another award term.

B. Requirement for Data Universal Numbering System (DUNS) Numbers. If you are authorized to make subawards under this award, you:

1. Must notify potential subrecipients that no entity (see definition in paragraph C of this award term) may receive a subaward from you unless the entity has provided its DUNS number to you.

2. May not make a subaward to an entity unless the entity has provided its DUNS number to you.

C. Definitions. For purposes of this award term:

1. Central Contractor Registration (CCR) means the Federal repository into which an entity must provide information required for the conduct of business as a recipient. Additional information about registration procedures may be found at the CCR Internet site (currently at http://www.ccr.gov).

2. Data Universal Numbering System (DUNS) number means the nine-digit number established and assigned by Dun and Bradstreet, Inc. (D&B) to uniquely identify business entities. A DUNS number may be obtained from D&B by telephone (currently 866-705-5711) or the Internet (currently at http://fedgov.dnb.com/webform).

W81XWH-11-1-0361

3. Entity, as it is used in this award term, means all of the following, as defined at 2 CFR part 25, subpart C:

a. A Governmental organization, which is a State, local government, or Indian Tribe;

b. A foreign public entity;

c. A domestic or foreign nonprofit organization;

d. A domestic or foreign for-profit organization; and

e. A Federal agency, but only as a subrecipient under an award or subaward to a non-Federal entity.

4. Subaward:

a. This term means a legal instrument to provide support for the performance of any portion of the substantive project or program for which you received this award and that you as the recipient award to an eligible subrecipient.

b. The term does not include your procurement of property and services needed to carry out the project or program (for further explanation, see Sec. ——.210 of the attachment to OMB Circular A-133, “Audits of States, Local Governments, and Non-Profit Organizations”).

c. A subaward may be provided through any legal agreement, including an agreement that you consider a contract.

5. Subrecipient means an entity that:

a. Receives a subaward from you under this award; and

b. Is accountable to you for the use of the Federal funds provided by the subaward.

End of Clause

W81XWH-11-1-0361

Section 00800 - Special Contract Requirements

ACCOUNTING AND APPROPRIATION DATA

AA: 970013018310748119352000000004150P1FK8UW23RYX1034N601FK8UP1018064

AMOUNT: $5,598,600.00

CIN W23RYX1034N6010001: $5,598,600.00